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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

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                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 27, 2005


                          LEXICON GENETICS INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            DELAWARE                              000-30111                            76-0474169
(STATE OR OTHER JURISDICTION OF            (COMMISSION FILE NUMBER)                 (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                                                   IDENTIFICATION NUMBER)


                          8800 TECHNOLOGY FOREST PLACE
                           THE WOODLANDS, TEXAS 77381
                         (ADDRESS OF PRINCIPAL EXECUTIVE
                              OFFICES AND ZIP CODE)


                                 (281) 863-3000
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On April 27, 2005, our stockholders ratified and approved an amendment to our 2000 Non-Employee Directors' Stock Option Plan (the "Plan"). The Plan previously provided that all non-employee directors who had served in such capacity for six months would be granted an annual option to purchase 6,000 shares of our common stock. The amendment to the Plan increases the number of shares of our common stock underlying each annual option grant to 10,000 shares.

         A copy of the Plan reflecting the amendment is attached to this current report on Form 8-K as Exhibit 10.1.


ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On April 28, 2005, we issued a press release to report our financial results for the quarter ended March 31, 2005. A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1.

         The information in Item 2.02 of this Form 8-K and Exhibit 99.1 attached to this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

      (c)  Exhibits

EXHIBIT NO.                                 DESCRIPTION
-----------                                 -----------
   10.1        --       2000 Non-Employee Directors' Stock Option Plan
   99.1        --       Press Release of Lexicon Genetics Incorporated dated
                        April 28, 2005


                                       2

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         LEXICON GENETICS INCORPORATED


Date: April 28, 2005                     By:  /s/ JEFFREY L. WADE
                                              ----------------------------------
                                              Jeffrey L. Wade
                                              Executive Vice President and
                                              General Counsel


                                       3


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                                INDEX TO EXHIBITS


EXHIBIT NO.                                 DESCRIPTION
-----------                                 -----------
   10.1        --       2000 Non-Employee Directors' Stock Option Plan
   99.1        --       Press Release of Lexicon Genetics Incorporated dated
                        April 28, 2005